================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SPECTRUM FUNDS
--------------

* U.S. stocks soared to new records in 1999 and most international markets fared even better. Bonds were weak, however, with the exception of emerging market bonds.
* Spectrum Growth posted strong returns of 11.07% and 21.20%, respectively, for the 6- and 12-month periods ended December 31, exceeding both its benchmarks.
* Spectrum Income struggled with rising interest rates and a declining euro. Results were mixed versus its benchmarks.
* Spectrum International's outstanding gains of 30.36% and 39.49% for the 6- and 12-month periods were on a par with its peer group average and well ahead of its combined index benchmark.
* The fundamental backdrop for both stocks and bonds remains favorable, and we believe the Spectrum Funds' diversified approach will benefit shareholders.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     Stocks around the world capped the decade with another outstanding year in 1999, and most major U.S. averages closed at record highs. Foreign markets outpaced the U.S. for the first time since 1994, rebounding with a vengeance from the global crises of 1997-98. Good news for the world economy was bad news for high-quality bonds, which endured their most difficult year in the past six. High-yield bonds managed positive returns, while both emerging market bonds and stocks surged.

YEAR-END DISTRIBUTIONS
----------------------

     The Spectrum Funds' directors  declared year-end  distributions as follows:
Spectrum Growth had a year-end income dividend of $0.17 per share, a short-term capital gain of $0.22 per share, and a long-term capital gain of $1.69 per share. Spectrum Income had a long-term capital gain distribution of $0.11. Spectrum International had a year-end dividend of $0.13 per share, a short-term capital gain of $0.10, and a long-term capital gain of $0.87. These distributions were paid on December 16 to shareholders of record on December 14. You should already have received your check or statement reflecting them as well as our Form 1099-DIV summarizing this information for 1999 tax purposes.

MARKET ENVIRONMENT
------------------

     Small-cap and international stocks -- both in developed and emerging markets -- joined the party in 1999 and even surpassed the returns of the once invincible S&P 500 Stock Index, as shown in the chart. As evidence of the global economic recovery mounted, investor appetite for risk also grew: Asian stocks, e merging market stocks and bonds, and tech and telecom shares everywhere were "in"; U.S. Treasuries and even many classic consumer growth stocks were "out." Though value-oriented stocks -- including high-dividend and natural resource shares -- did well in the first half, they lagged again in the second half.

     Japanese stocks snapped out of their decade-long funk, soaring 61.77%, aided by a strong yen. (All foreign market returns are cited in U.S. dollars and based on Morgan Stanley Capital International indices.) Corporate restructuring, unexpectedly strong economic data, and the government's financial sector reforms spurred foreign investors to reallocate capital back to a market they had shunned for years. The All Countries Far East Free Ex-Japan Index gained 62.11%, aided by government and corporate reforms (though still incomplete) and a faster-than-expected recovery from the Asian economic crisis. Strong global demand for exports, particularly technology components, helped the Pacific Rim bounce back. Latin American markets surged 58.89%, shrugging off the devaluation of the Brazilian real last January. European shares, by contrast, rose a comparatively modest 16.23% for the year, weighed down by a tepid U.K. market and a decline in the new common currency, the euro.

     By midyear, the U.S. Federal Reserve had begun a consistent campaign to tighten monetary policy, slow the domestic economy, and dampen inflationary pressures. High-quality bonds, particularly U.S. Treasuries, paid the price. The markets -- and the Fed -- grew increasingly concerned about potential inflationary pressures, especially from a tight U.S. labor market. The yield on the 30-year Treasury bond rose from about 5% in January to nearly 6.5% at the end of the year, as shown the chart, producing negative total returns for most high-quality bonds. High-yield bonds delivered modest gains, while emerging market bonds rose strongly. Both of the latter instruments are comparatively less sensitive to interest rate movements than investment-grade bonds and are more tied to prospects for economic growth and the creditworthiness of their issuers. Among high-quality bonds, mortgage-backed securities held their value better than others, as rising interest rates reduced mortgage prepayments (which occur when homeowners refinance at lower rates). High-quality bonds overseas were also hurt by rising rates, and those denominated in the declining euro fared even worse. Emerging market bonds, however, posted excellent returns as confidence rose in the ability of borrowers to repay their debts and as currencies in emerging markets stabilized.

SPECTRUM GROWTH FUND
--------------------

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------
    Spectrum Growth Fund           11.07%         21.20%
    -----------------------------------------------------
    Lipper Multi-Cap
    Core Fund Index                 9.18          20.79
    -----------------------------------------------------
    S&P 500 Stock Index             7.71          21.04
    -----------------------------------------------------
================================================================================

     Performance was strong over the 6- and 12-month periods ended December 31, 1999. The Spectrum Growth Fund's gains of 11.07% over the past six months and 21.20% for the year exceeded both benchmarks, as shown in the table. With this report, we are introducing the fund's new Lipper category. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on. At present, this change does not affect the other two Spectrum Funds.

     For the first time since 1994, the fund's strategy of remaining diversified with investments in both U.S. and foreign stocks, and in large-caps as well as small-caps, boosted performance relative to the unmanaged S&P 500 Stock Index, primarily a large-cap, domestic benchmark. Both the International Stock Fund and the New Horizons Fund (which gives us exposure to small-cap growth stocks) delivered outstanding full-year gains. In our view, this validates our thesis for diversification: One never knows which sector or investment style is going to perform best in any given year, but diversification can provide solid long-term returns with reduced volatility. A corollary, however, is that some portions of a diversified portfolio will lag the leaders each year. In 1999, the fund's exposure to value stocks through the Equity Income, Growth & Income, and Mid-Cap Value funds restrained returns.

     The International Stock Fund provided our strongest returns for the year, powered by its excellent second-half performance. Similarly, the New Horizons Fund's outstanding yearly gain was largely driven by its extraordinary surge in the fourth quarter. Steadier performance came from the Blue Chip Growth and Growth Stock funds, and the performance of all four funds was driven by technology and telecom holdings. (The Growth Stock Fund also has significant foreign stock holdings.) While the Growth & Income, Equity Income, and New Era funds provided our best performance in the first half, their returns were flat to negative over the past six months. New Era's results still aided fund performance over the full year, thanks to the strength of natural resource stocks in the first half. The Mid-Cap Value Fund also declined in the second half and provided only a modest return for the year.

     We further reduced exposure to the large-cap growth sector over the past six months and invested the proceeds primarily in international stocks and, to a lesser extent, in large-cap value stocks. The fund ended the year at its maximum allocation to the International Stock Fund (25%), which was positive for performance. Our shift towa rd large-cap value, begun in the first half, initially looked well timed but crimped returns over the past six months and for the year. Target allocations for the Blue Chip Growth and Growth Stock funds were reduced to 9.5% and 10%, respectively, while targets for the Growth & Income and Equity Income funds were raised to 14% each. (See table on page 13.) As shown in the security diversification chart on this page, the fund is now evenly split between large-cap domestic stocks on one hand and international and small-cap stocks on the other.

     During the past six months, our target allocations to the New Horizons (21%), Mid-Cap Value (4%), and New Era (2.5%) funds were unchanged. We believe our shift toward value stocks will pay dividends because of the valuation disparity between these stocks and the high-priced New Economy stocks that led the averages last year. In a market where valuations are high from a historical perspective, many value stocks are available at prices that would be considered cheap in nearly any market environment. Increased global growth should benefit value sectors, including commodity-related stocks. Small-cap stocks appear to be rebounding from a period of extreme undervaluation relative to large caps (though this has been led by technology and other growth sectors). We are comfortable with our maximum exposure to foreign stocks, because we believe the investment cycle is at an earlier stage in international markets. With all that said, the backdrop for the U.S. market and its leading large-cap growth stocks remains favorable, characterized by strong earnings growth, low inflation, and rising productivity.

SPECTRUM INCOME FUND
--------------------

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------
    Spectrum Income Fund            0.01%          0.26%
    -----------------------------------------------------
    Lipper General Bond
    Funds Average                   1.39           0.66
    -----------------------------------------------------
    Salomon Smith Barney Broad
    Investment Grade Index          0.56          -0.83
    -----------------------------------------------------
================================================================================

     As mentioned, last year was the worst for bond investors since 1994, and this is reflected in the performance table. The Spectrum Income Fund lagged its Lipper peer group average and its unmanaged benchmark over the past six months, though the fund outperformed the Salomon Smith Barney Broad Investment Grade Index over the full year. The six-month result was affected by the poor performance of the Equity Income Fund during that period and by our exposure to the U.S. Treasury Long-Term Fund, which was hurt by rising interest rates. For the year, our exposure to high-dividend stocks aided performance relative to the Salomon index, but losses in long-term Treasuries and in the International Bond Fund detracted from return. The Salomon index has no exposure to equities or to international bonds denominated in foreign currencies. It's important to keep an eye on the longer term during such challenging times for bond investors. Since inception on June 29, 1990, Spectrum Income has provided an outstanding average annual return of 8.90% with diminished volatility, aided by its diversification.

     The Emerging Markets Bond Fund was our best performer in 1999, followed distantly by the High Yield Fund and the Equity Income Fund. The International Bond Fund and U.S. Treasury Long-Term Fund did the worst. The GNMA Fund provided a fractionally positive result, while the New Income Fund declined modestly. During the past six months, emerging market bonds led again, but Equity Income was the worst performer, followed by the Treasury fund. The International Bond Fund aided results against both benchmarks in the second half, and high-yield bonds were again beneficial.

     During the summer, we upgraded the quality and liquidity of the fund as concerns about possible disruption from the Y2K computer bug affected the bond market. We shifted modestly from high-yield bonds and dividend stocks into the GNMA and U.S. Treasury Long-Term funds. Recently, we began reversing this, shifting assets incrementally into the High Yield Fund out of the New Income and Equity Income funds. All in all, our target allocation to the High Yield Fund ended the six-month period unchanged at 21% (see table on page 13). The tone and liquidity of the high-yield market improved in recent months. Though the valuations of the stocks in the Equity Income Fund's universe are attractive, we felt it prudent to reduce exposure (to a target of 11%) given the extreme movements in the stock market. The New Income Fund target was reduced to 27%, still our largest position. The fund provides exposure to medium- quality corporate bonds and mortgage- and asset-backed securities. All three sectors offer good value, in our view. We increased our target allocation to the GNMA Fund to 17%. The fund has been a steady performer for us, and the fundamentals of the mortgage market are excellent, characterized by reduced prepayments (which occur when homeowners refinance). However, the yield advantage of mortgage-backed securities over Treasuries moved closer to fair value by year-end after having been particularly attractive earlier.

     In 1998, we increased exposure to the International Bond Fund and the Emerging Markets Bond Fund. Since midyear, those allocations have remained steady at 12.5% and 3.5%, respectively. We are still optimistic about the euro and the evolving European bond market, though neither performed well last year. Emerging market bonds aided results throughout the year, and continue to offer compellingly high yields, especially in an atmosphere of improving global growth.

SPECTRUM INTERNATIONAL FUND
---------------------------

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------
    Spectrum International Fund    30.36%         39.49%
    -----------------------------------------------------
    Lipper International
    Funds Average                  30.83          40.80
    -----------------------------------------------------
    Combined Index Benchmark *     20.31          23.58
    -----------------------------------------------------
    *    90% MSCI EAFE/10% J.P. Morgan Non-U.S.
         Dollar Government Bond Index
================================================================================

     The Spectrum International Fund's returns were exceptional in the second half and for the full year, as shown in the table. Results were on a par with the Lipper International Funds A verage and well ahead of our passive combined index benchmark, which, unlike the Lipper category, has exposure to bonds. After a difficult first two years since inception on December 31, 1996, the third year proved the charm for your fund. Markets beaten down in 1997 and 1998 -- or, in the case of Japan, in the 1990s generally -- roared back. Asian and emerging markets were the strongest; returns in Europe were more modest. Our decision to initiate a small position in the International Discovery Fund early this year was timely, as the small- and mid-cap foreign stocks in the fund posted triple-digit returns on the year. The Japan Fund also more than doubled, helped by some of the same small-caps that boosted the International Discovery Fund. The Emerging Markets Stock and Emerging Markets Bond funds were also strong performers. Our largest holding, the International Stock Fund, delivered outstanding -- but more modest -- gains, driven by a strong second half. The European Stock Fund turned out to be the "laggard" of the group with a nearly 20% return, all of it coming in the second half.

     The fund also benefited from our decision to reduce our International Bond Fund allocation to zero in the first half. That fund was hurt by its exposure to high-quality bonds and the euro. In the past six months, the fund's net geographic diversification, shown in the nearby chart, was little changed, although we made a few changes to our target allocations to the underlying funds. These moves primarily had the effect of rebalancing the portfolio, as we took profits from the Japan Fund and boosted our allocation to the European Stock Fund. More significantly, we reduced net exposure to Latin America, from 9% six months ago to 6% on December 31. We did this by taking profits in the Latin America Fund, where we reduced the target allocation to zero, and directing the proceeds to Europe. The fund's net exposure to Europe rose one percentage point. The fund's remaining exposure to Latin America comes from its investments in the other underlying T. Rowe Price funds. The table on page 13 lists target allocations for each underlying fund. However, your fund's overall geographic diversification also reflects the composition of the International Stock Fund's portfolio, to which our target allocation is 50%. The International Stock Fund is the core of your fund, and its emphasis is also on Europe. In our view, Europe features the best combination of risk and reward in the world, especially given the heady 1999 gains in other regions. Boosting the Spectrum International Fund's exposure there while taking profits in Japan and Latin America should help reduce volatility and give the fund a greater opportunity to profit from an economic upturn in Europe as well as from corporate restructuring and consolidation. European companies will continue to face pressure to remain competitive and boost shareholder returns.

     After a stunning year, we feel Japan's stock market may weaken. Performance in Japan -- as elsewhere -- was led by a narrow group of high-priced technology stocks. The massive inflow of foreign capital that propelled the market last year is unlikely to recur. In addition, the strong yen will pressure exporters, and corporate restructuring, while necessary, will reduce domestic demand and increase unemployment in the short term. We expect economic recovery to continue in the Far East ex-Japan and in Latin America and are hopeful that the steady pace of restructuring and reform will continue in Asia. However, stocks in these two regions rose stratospherically in the fourth quarter, and some retracement in the short term would not be unexpected. In Latin America, opposition to fiscal reforms poses a threat in Brazil, and Mexico's economy, though healthy, remains tied to the U.S. We have grown more confident that Mexico's presidential election in July will not disrupt the markets.

OUTLOOK
-------

     With the U.S. economy powering ahead without any Y2K-related disruptions, and the supply of available workers dwindling, a Fed rate hike in February seems a foregone conclusion. Another is likely in March. However, the good news for fixed income investors is that these moves are expected. Bond prices and yields already seem to have anticipated a federal funds target rate at least half a percentage point higher than its current 5.5% level. We do not expect inflation or long-term interest rates to rise significan tly from current levels, and U.S. economic growth should moderate eventually. The Fed is acting in a proactive manner, which we view as positive for the markets long term. Though 2000 has started out on a negative note, we expect it to be a more favorable year for bond investors than 1999.

**********************************

    . . . VALUE STOCKS IN THE
    U.S. APPEAR PARTICULARLY
    ATTRACTIVE . . .

**********************************

     Overall valuations in the U.S. stock market are quite high, and the technology sector, in particular, could be vulnerable to any bad news. However, earnings growth continues to be strong at many high-quality companies. Outside the New Economy stocks, more traditional growth stocks are trading at reasonable prices. In addition, last year's market advance was so narrow that value stocks in the U.S. appear particularly attractive at current levels.

     Overseas, our outlook is tempered by the fact that the major foreign economies only emerged from recession last year. Interest rates are expected to rise from unusually low levels to ranges consistent with economic growth, rather than recession, but inflation should remain under control. Although investors have bid up the shares of some technology and telecom companies to excessive levels, we are enthusiastic about the growth potential of well-managed New Economy companies with strong franchises and business models. Last year's progress in corporate restructuring and merger activity, along with government reform, should enhance foreign companies' earnings potential, which should be further boosted by stronger economic growth. Therefore, we remain optimistic about international markets in 2000.

Respectfully submitted,

/s/

Edmund M. Notzon III
President and Chairman of the Investment Advisory Committee

January 14, 2000

================================================================================

T. ROWE PRICE SPECTRUM FUNDS
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TEN LARGEST HOLDINGS
--------------------
                                                          Percent of
(Of the combined underlying funds at 12/31/99)            Net Assets
                                                           12/31/99
SPECTRUM GROWTH FUND
====================
Analog Devices                                                0.6%
-------------------------------------------------------------------
Nokia                                                         0.5
-------------------------------------------------------------------
Sony                                                          0.5
-------------------------------------------------------------------
Kyocera                                                       0.5
-------------------------------------------------------------------
Mannesmann                                                    0.5
-------------------------------------------------------------------
Murata Manufacturing                                          0.5
-------------------------------------------------------------------
National Westminster Bank                                     0.5
-------------------------------------------------------------------
Omnipoint                                                     0.4
-------------------------------------------------------------------
Nippon Telegraph & Telephone                                  0.4
-------------------------------------------------------------------
Xilinx                                                        0.4
-------------------------------------------------------------------
Total                                                         4.8%

TEN LARGEST HOLDINGS
--------------------
                                                          Percent of
(Of the combined underlying funds at 12/31/99)            Net Assets
                                                           12/31/99
Spectrum International Fund
============================
Nokia                                                         2.1%
-------------------------------------------------------------------
Mannesmann                                                    1.9
-------------------------------------------------------------------
National Westminster Bank                                     1.9
-------------------------------------------------------------------
Telecom Italia Mobile                                         1.5
-------------------------------------------------------------------
Sony                                                          1.4
-------------------------------------------------------------------
Shell Transport & Trading                                     1.3
-------------------------------------------------------------------
Total Fina                                                    1.3
-------------------------------------------------------------------
Cable & Wireless                                              1.3
-------------------------------------------------------------------
Kyocera                                                       1.2
-------------------------------------------------------------------
INGGroep                                                      1.2
-------------------------------------------------------------------
Total                                                        15.1%

Note: Table excludes reserves.
================================================================================

T. ROWE PRICE SPECTRUM FUNDS
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                 6/30/99          12/31/99
                                                 -------          --------
SPECTRUM INCOME FUND
====================
Price Per Share                                $   11.17        $   10.71
----------------------------------------------------------------------------
Capital Gain Distribution Per Share
----------------------------------------------------------------------------
     Short-Term                                     -                -
----------------------------------------------------------------------------
     Long-Term                                      0.02             0.11
----------------------------------------------------------------------------
Dividends Per Share
----------------------------------------------------------------------------
     For 6 months                                   0.34             0.35
----------------------------------------------------------------------------
     For 12 months                                  0.70             0.69
----------------------------------------------------------------------------
Dividend Yield *
----------------------------------------------------------------------------
     For 6 months                                   6.27%            6.51%
----------------------------------------------------------------------------
     For 12 months                                  6.48             6.62
----------------------------------------------------------------------------
30-Day Standardized Yield                           6.31%            6.69%
----------------------------------------------------------------------------
Weighted Average Maturity (years) **               10.3             10.0
----------------------------------------------------------------------------
Weighted Average Effective Duration (years) **      5.5              5.3
----------------------------------------------------------------------------
Weighted Average Quality ***                         A+              AA-
----------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.

================================================================================

T. ROWE PRICE SPECTRUM FUNDS
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TARGET ALLOCATIONS FOR UNDERLYING FUNDS
---------------------------------------
TARGET ALLOCATIONS for Underlying funds
                                 Minimum-    Target at     Target at
                                 Maximum      6/30/99      12/31/99
                                 -------      -------      --------
SPECTRUM GROWTH FUND
====================
International Stock               10-25%         22.5%        25.0%
-------------------------------------------------------------------
New Horizons                      10-25          21.0         21.0
-------------------------------------------------------------------
Growth & Income                    7.5-22.5      13.5         14.0
-------------------------------------------------------------------
Equity Income                      7.5-22.5      13.5         14.0
-------------------------------------------------------------------
Growth Stock                       5-20          11.5         10.0
-------------------------------------------------------------------
Blue Chip Growth                   5-20          11.5          9.5
-------------------------------------------------------------------
Mid-Cap Value                      0-15           4.0          4.0
-------------------------------------------------------------------
New Era                            0-15           2.5          2.5
-------------------------------------------------------------------
SPECTRUM INCOME FUND
====================
New Income                        15-30          28.0         27.0
-------------------------------------------------------------------
High Yield                        10-25          21.0         21.0
-------------------------------------------------------------------
GNMA                               5-20          15.5         17.0
-------------------------------------------------------------------
International Bond                 5-20          12.5         12.5
-------------------------------------------------------------------
Equity Income                     10-25          12.0         11.0
-------------------------------------------------------------------
U.S. Treasury Long-Term            0-15           7.5          8.0
-------------------------------------------------------------------
Emerging Markets Bond              0-10           3.5          3.5
-------------------------------------------------------------------
Short-Term Bond                    0-15           0.0          0.0
-------------------------------------------------------------------
Summit Cash Reserves               0-25           0.0          0.0
-------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
============================
International Stock               35-65          50.0         50.0
-------------------------------------------------------------------
European Stock                     0-30          26.5         29.5
-------------------------------------------------------------------
Japan                              0-30           7.5          6.5
-------------------------------------------------------------------
Emerging Markets Bond              0-15           5.0          5.0
-------------------------------------------------------------------
Emerging Markets Stock             0-20           4.3          4.3
-------------------------------------------------------------------
International Discovery            0-20           3.0          3.0
-------------------------------------------------------------------
Latin America                      0-15           2.0          0.0
-------------------------------------------------------------------
New Asia                           0-20           1.7          1.7
-------------------------------------------------------------------
International Bond                 0-20           0.0          0.0
-------------------------------------------------------------------
Summit Cash Reserves               0-25           0.0          0.0

================================================================================
T. ROWE PRICE SPECTRUM FUNDS
----------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

*********************************************************************
               SEC Chart for Spectrum  Growth Fund
               showing:   Spectrum   Growth   Fund
               $38,901;   S&P  500   Stock   Index
               $51,680 and Lipper  Multi-Cap  Core
               Fund Index $42,971
*********************************************************************
               SEC Chart for Spectrum  Income Fund
               showing;   Spectrum   Income   Fund
               $22,485; Salomon Smith Barney Broad
               Investment   Grade  Index  $20,522;
               Lipper  General Bond Funds  Average
               $21,305
*********************************************************************
               SEC     Chart     for      Spectrum
               International     Fund     showing;
               Spectrum     International     Fund
               $16,041;   90%MSCI   EAFE/10%  J.P.
               Morgan Non-U.S.  Dollar  Government
               Bond    Index    $15,114;    Lipper
               International Funds Average $16,756
*********************************************************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                             Since   Inception
Periods Ended 12/31/99       1 Year   3 Years   5 Years  Inception        Date
----------------------       ------   -------   -------  ---------        ----
Spectrum Growth Fund          21.20%   17.37%    20.42%    15.36%      6/29/90
--------------------------------------------------------------------------------
Spectrum Income Fund          0.26      6.23      9.03      8.90       6/29/90
--------------------------------------------------------------------------------
Spectrum International Fund  39.49     17.06       --      17.06       12/31/96
--------------------------------------------------------------------------------

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                                Year
                               Ended
                           12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
NET ASSET VALUE
Beginning of period       $   16.45  $   15.93  $  15.13  $   13.49  $  11.13
------------------------------------------------------------------------------
Investment activities
  Net investment income        0.15       0.19      0.20       0.20      0.21
  Net realized and
  unrealized gain (loss)       3.19       1.88      2.40       2.57      3.12
------------------------------------------------------------------------------
  Total from
  investment activities        3.34       2.07      2.60       2.77      3.33
------------------------------------------------------------------------------
Distributions
  Net investment income       (0.17)     (0.18)    (0.20)     (0.20)    (0.21)
  Net realized gain           (1.91)     (1.37)    (1.60)     (0.93)    (0.76)
------------------------------------------------------------------------------
  Total distributions         (2.08)     (1.55)    (1.80)     (1.13)    (0.97)
------------------------------------------------------------------------------

NET ASSET VALUE
End of period             $   17.71  $   16.45  $  15.93  $   15.13  $  13.49

Ratios/Supplemental=Data======================================================
Total return**                21.20%    13.62%     17.40%     20.53%    29.96%
------------------------------------------------------------------------------
Ratio of total expenses to
average net assets             0.00%*    0.00%      0.00%      0.00%     0.00%
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     0.85%     1.09%      1.26%      1.58%     1.81%
------------------------------------------------------------------------------
Portfolio turnover rate       20.3%     17.9%      20.4%       2.9%      7.4%
------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $  3,031   $   2,768  $  2,605  $   2,104  $  1,358
------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.83% for the year ended December 31, 1999.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                                Year
                               Ended
                           12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
                           --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of period       $   11.50  $   11.66  $   11.20  $   11.24  $   10.11
--------------------------------------------------------------------------------
Investment activities
  Net investment income        0.67       0.72       0.71       0.71       0.72
  Net realized and
  unrealized gain (loss)      (0.64)      0.02       0.61       0.11       1.16
--------------------------------------------------------------------------------
  Total from
  investment activities        0.03       0.74       1.32       0.82       1.88
--------------------------------------------------------------------------------
Distributions
  Net investment income       (0.69)     (0.72)     (0.71)     (0.71)     (0.72)
  Net realized gain           (0.13)     (0.18)     (0.15)     (0.15)     (0.03)
--------------------------------------------------------------------------------
  Total distributions         (0.82)     (0.90)     (0.86)     (0.86)     (0.75)
--------------------------------------------------------------------------------

NET ASSET VALUE
End of period             $   10.71  $   11.50  $   11.66  $   11.20  $   11.24

Ratios/Supplemental=Data========================================================
Total return**                 0.26%     6.57%     12.18%      7.64%    19.41%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets             0.00%*    0.00%      0.00%      0.00%     0.00%
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     5.95%     6.22%      6.21%      6.46%     6.43%
--------------------------------------------------------------------------------
Portfolio turnover rate       18.6%     12.8%      14.1%      17.6%      20.2%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $   2,548  $   2,574  $   2,022  $   1,356  $     987
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.77% for the year ended December 31, 1999.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
-----------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                         Year              12/31/96
                                        Ended               Through
                                    12/31/99    12/31/98   12/31/97
NET ASSET VALUE
Beginning of period                $   10.56   $    9.74  $   10.00
----------------------------------------------------------------------
Investment activities
  Net investment income                 0.12        0.21       0.15
  Net realized and
  unrealized gain (loss)                3.95        0.97       0.09#
----------------------------------------------------------------------
  Total from investment activities      4.07        1.18       0.24
----------------------------------------------------------------------
Distributions
  Net investment income                (0.13)      (0.21)     (0.15)
  Net realized gain                    (0.97)      (0.15)     (0.35)
----------------------------------------------------------------------
  Total distributions                  (1.10)      (0.36)     (0.50)
----------------------------------------------------------------------

NET ASSET VALUE
End of period                      $   13.53   $   10.56  $    9.74

Ratios/Supplemental=Data==============================================
Total return**                          39.49%      12.28%      2.42%
----------------------------------------------------------------------
Ratio of total expenses to
average net assets                       0.00%*      0.00%      0.00%
----------------------------------------------------------------------
Ratio of net investment income
to average net assets                    1.14%       1.94%      2.23%
----------------------------------------------------------------------
Portfolio turnover rate                 20.1%       31.7%      20.0%
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $  82,846   $  54,752  $   51,050
----------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.89% for the year ended December 31, 1999.

# The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SPECTRUM GROWTH FUND
----------------------------------                            December 31, 1999
                                     Percent of
                                     Net Assets      Shares         Value
                                     ----------      ------         -----
STATEMENT OF NET ASSETS
-----------------------                                        In thousands

T. Rowe Price International Stock Fund    25.2%    40,131,983   $  763,712
---------------------------------------------------------------------------
T. Rowe Price New Horizons Fund           22.2     24,446,259      673,005
---------------------------------------------------------------------------
T. Rowe Price Equity Income Fund          13.9     16,931,472      420,070
---------------------------------------------------------------------------
T. Rowe Price Growth & Income Fund        13.2     16,334,982      399,227
---------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund           10.0      9,139,821      304,082
---------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Fund        9.5      7,914,950      287,629
---------------------------------------------------------------------------
T. Rowe Price Mid-Cap Value Fund           3.7      8,440,322      112,847
---------------------------------------------------------------------------
T. Rowe Price New Era Fund                 2.3      3,221,676       70,233

Total=Investments==========================================================
100.0% of Net Assets (Cost $2,217,044)                          $3,030,805
Other Assets Less Liabilities                                          145

NET ASSETS                                                      $3,030,950
Net Assets Consist of:
Accumulated net investment income -
   net of distributions                                         $     (667)
Accumulated net realized gain/loss -
   net of distributions                                             12,478
Net unrealized gain (loss)                                         813,761
Paid-in-capital applicable to 171,148,671
   shares of $0.01 par value capital stock
   outstanding; 1,000,000,000 shares of
   the Corporation authorized                                    2,205,378

NET ASSETS                                                      $3,030,950
NET ASSET VALUE PER SHARE                                       $    17.71

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SPECTRUM INCOME FUND
----------------------------------                            December 31, 1999
                                     Percent of
                                     Net Assets      Shares         Value
                                     ----------      ------         -----
STATEMENT OF NET ASSETS
-----------------------                                        In thousands

T. Rowe Price New Income Fund               26.9%  84,023,193   $  685,629
---------------------------------------------------------------------------
T. Rowe Price High Yield Fund               20.9   67,157,379      533,229
---------------------------------------------------------------------------
T. Rowe Price GNMA Fund                     16.9   47,781,315      429,554
---------------------------------------------------------------------------
T. Rowe Price International Bond Fund       12.3   34,297,050      314,161
---------------------------------------------------------------------------
T. Rowe Price Equity Income Fund            11.1   11,412,154      283,136
---------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Long-Term Fund   7.6   18,852,337      192,671
---------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund     3.8    9,599,223       97,048

Total=Investments==========================================================
99.5% of Net Assets (Cost $2,641,141)                           $2,535,428
Other Assets Less Liabilities                                       13,007

NET ASSETS                                                      $2,548,435
Net Assets Consist of:
Accumulated net investment income -
   net of distributions                                         $       62
Accumulated net realized gain/loss -
   net of distributions                                             (3,645)
Net unrealized gain (loss)                                        (105,713)
Paid-in-capital applicable to 237,938,418
   shares of $0.01 par value capital stock
   outstanding; 1,000,000,000 shares of
   the Corporation authorized                                    2,657,731

NET ASSETS                                                      $2,548,435
NET ASSET VALUE PER SHARE                                       $    10.71

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
-----------------------------------------                     December 31, 1999
                                     Percent of
                                     Net Assets      Shares         Value
                                     ----------      ------         -----
STATEMENT OF NET ASSETS
-----------------------                                        In thousands

T. Rowe Price International Stock Fund      49.8%   2,168,193   $   41,261
---------------------------------------------------------------------------
T. Rowe Price European Stock Fund           29.3    1,014,498       24,206
---------------------------------------------------------------------------
T. Rowe Price Japan Fund                     6.5      338,998        5,407
---------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund     4.8      393,849        3,982
---------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund    4.6      245,036        3,803
---------------------------------------------------------------------------
T. Rowe Price International Discovery Fund   3.2       71,892        2,643
---------------------------------------------------------------------------
T. Rowe Price New Asia Fund                  1.8      150,731        1,503

Total=Investments==========================================================
100.0% of Net Assets (Cost $65,588)                             $   82,805

Other Assets Less Liabilities                                           41

NET ASSETS                                                      $   82,846
Net Assets Consist of:
Accumulated net investment income -
   net of distributions                                         $       (8)
Accumulated net realized gain/loss -
   net of distributions                                                194
Net unrealized gain (loss)                                          17,217
Paid-in-capital applicable to 6,124,007
   shares of $0.01 par value capital stock
   outstanding; 1,000,000,000 shares of
   the Corporation authorized                                       65,443

NET ASSETS                                                      $   82,846
NET ASSET VALUE PER SHARE                                       $    13.53

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SPECTRUM FUNDS
----------------------------
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                          GROWTH       INCOME     INTERNATIONAL
                                           FUND         FUND           FUND
                                          ------       ------     -------------
                                             Year         Year           Year
                                            Ended        Ended          Ended
                                         12/31/99     12/31/99       12/31/99
                                         --------     --------       --------
Investment Income
Income distributions from
        underlying funds               $   23,136   $  153,382      $     681
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Sale of underlying funds                 71,766          256          1,459
  Capital gain distributions
  from underlying funds                   220,510       27,655          3,782
-----------------------------------------------------------------------------
  Net realized gain (loss)                292,276       27,911          5,241
Change in net unrealized gain or loss     227,805     (174,105)        16,447
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)   520,081     (146,194)        21,688
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  543,217   $    7,188      $  22,369

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE SPECTRUM GROWTH FUND
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                         Year
                                                        Ended
                                                     12/31/99       12/31/98
Increase (Decrease) in Net Assets
Operations
 Investment income                                 $   23,136    $    29,372
 Net realized gain (loss)                             292,276        219,345
 Change in net unrealized gain or loss                227,805         89,469
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from operations    543,217        338,186
-----------------------------------------------------------------------------
Distributions to shareholders
 Investment income                                    (26,073)       (27,938)
 Net realized gain                                   (293,035)      (212,530)
-----------------------------------------------------------------------------
 Decrease in net assets from distributions           (319,108)      (240,468)
-----------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                          398,895        527,058
 Distributions reinvested                             310,958        236,644
 Shares redeemed                                     (671,253)      (698,444)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    38,600         65,258
-----------------------------------------------------------------------------

Net Assets
Increase (decrease) during period                     262,709        162,976
Beginning of period                                 2,768,241      2,605,265
-----------------------------------------------------------------------------
End of period                                      $3,030,950    $ 2,768,241
=============================================================================

*Share information
 Shares sold                                           23,383         31,506
 Distributions reinvested                              18,800         15,317
 Shares redeemed                                      (39,287)       (42,158)
-----------------------------------------------------------------------------
 Increase (decrease) in shares outstanding              2,896          4,665

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE SPECTRUM INCOME FUND
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                         Year
                                                        Ended
                                                     12/31/99       12/31/98
Increase (Decrease) in Net Assets
Operations
 Investment income                                 $  153,382    $   147,637
 Net realized gain (loss)                              27,911         42,031
 Change in net unrealized gain or loss               (174,105)       (41,478)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from operations      7,188        148,190
-----------------------------------------------------------------------------
Distributions to shareholders
 Investment income                                   (158,379)      (147,637)
 Net realized gain                                    (30,463)       (39,203)
-----------------------------------------------------------------------------
 Decrease in net assets from distributions           (188,842)      (186,840)
-----------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                          793,286      1,082,811
 Distributions reinvested                             175,415        173,901
 Shares redeemed                                     (812,665)      (666,236)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                   156,036        590,476
-----------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     (25,618)       551,826
Beginning of period                                 2,574,053      2,022,227
-----------------------------------------------------------------------------
End of period                                      $2,548,435    $ 2,574,053
=============================================================================

*Share information
 Shares sold                                           71,118         92,606
 Distributions reinvested                              15,876         14,979
 Shares redeemed                                      (72,904)       (57,176)
-----------------------------------------------------------------------------
 Increase (decrease) in shares outstanding             14,090         50,409

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
-----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
  Increase (Decrease) in Net Assets
  Operations
   Investment income                                 $      681    $     1,051
   Net realized gain (loss)                               5,241            861
   Change in net unrealized gain or loss                 16,447          4,039
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     22,369          5,951
--------------------------------------------------------------------------------
  Distributions to shareholders
   Investment income                                       (718)        (1,055)
   Net realized gain                                     (5,358)          (753)
--------------------------------------------------------------------------------
   Decrease in net assets from distributions             (6,076)        (1,808)
--------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           20,507         21,074
   Distributions reinvested                               5,761          1,740
   Shares redeemed                                      (14,467)       (23,255)
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    11,801           (441)
--------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                      28,094          3,702
  Beginning of period                                    54,752         51,050
--------------------------------------------------------------------------------
  End of period                                      $   82,846    $    54,752
================================================================================

*Share information
   Shares sold                                            1,754          2,025
   Distributions reinvested                                 465            172
   Shares redeemed                                       (1,280)        (2,255)
--------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding                939            (58)

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE SPECTRUM FUNDS
----------------------------                                   December 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

     T. Rowe Price Spectrum Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     Basis of Preparation The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry, which may require the use of estimates by fund management.

     Valuation Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Distributions Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, for the year ended December 31, 1999, Spectrum Income Fund's undistributed net investment income was increased by $4,948,000 and undistributed net realized gain was decreased by $4,948,000, in order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions. Such reclassification had no effect on results of operation or net assets.

     Federal Income Taxes No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     Other Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS
----------------------------------------

     Purchases and sales of the underlying funds for the year ended December 31, 1999 were as follows:

********************************************************************************

                                   GROWTH            INCOME       INTERNATIONAL
                                     FUND              FUND                FUND
                                   ------            ------       -------------
Purchases                   $ 561,482,000     $ 615,458,000      $  22,486,000
Sales                         605,822,000       479,847,000         12,217,000

********************************************************************************

     At December 31, 1999, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

********************************************************************************

                                   GROWTH            INCOME       INTERNATIONAL
                                     FUND              FUND                FUND
                                   ------            ------       -------------
Appreciated investments     $ 818,688,000     $  49,706,000      $  17,522,000
Depreciated investments        (4,927,000)     (155,419,000)          (305,000)
Net unrealized gain (loss)  $ 813,761,000     $(105,713,000)     $  17,217,000

********************************************************************************


NOTE 3 - RELATED PARTIES
------------------------

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe-Price Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect management fees and other expenses incurred by the underlying funds.

     The Spectrum Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At December 31, 1999, Spectrum International held less than 25% of the outstanding shares of any underlying fund; Spectrum Growth held approximately 53.3% of the outstanding shares of the T. Rowe Price Mid-Cap Value Fund and Spectrum Income Fund held approximately 59.4% of the outstanding shares of the
T. Rowe Price U.S. Treasury Long-Term Fund, 56.1% of the T. Rowe Price Emerging Markets Bond Fund, 40.3% of the T. Rowe Price International Bond Fund, 39.4% of the T. Rowe Price GNMA Fund, 38.4% of the T. Rowe Price New Income Fund, and 32.0% of the T. Rowe Price High Yield Fund.

================================================================================

T. ROWE PRICE SPECTRUM FUNDS
----------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE SPECTRUM FUNDS, INC. AND SHAREHOLDERS OF SPECTRUM GROWTH FUND, SPECTRUM INCOME FUND
AND SPECTRUM INTERNATIONAL FUND

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund (comprising T. Rowe Price Spectrum Funds, Inc., hereafter referred to as the "Funds") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================
T. ROWE PRICE SPECTRUM FUNDS
----------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
-----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions include capital gains amount as follows:

                                   GROWTH          INCOME       INTERNATIONAL
                                     FUND            FUND                FUND
                                   ------          ------       -------------
* Short-term gains          $   33,753,000   $         -         $   552,000
* Long-term 20% rate gains     259,282,000     30,463,000          4,806,000

     For corporate shareholders, $9,503,000 of the Spectrum Growth Fund's and $32,904,000 of the Spectrum Income Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

     INVESTMENT SERVICES AND INFORMATION
     -----------------------------------

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

     AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS (Registration Mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

     ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


     BROKERAGE SERVICES*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

     INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------

        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------

            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

        ADVISORY SERVICES
        -----------------

            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.



================================================================================
T. ROWE PRICE INSIGHTS REPORTS
------------------------------

     THE FUNDAMENTALS OF INVESTING
     -----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------

          The Basics of International  Stock Investing
          The Basics of Tax-Free  Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common  Stocks
          Investing in Emerging  Growth  Stocks
          Investing in Financial Services  Stocks
          Investing in Health Care  Stocks
          Investing in High-Yield Municipal   Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company  Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.


================================================================================
T. ROWE PRICE BROKERAGE
-----------------------

     BROKERAGE SERVICES
     ------------------

          T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

               INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

               RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

               DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
               ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C08-050  12/31/99